UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Dawn M. Jaffray as Executive Vice President and Chief Financial Officer
On September 29, 2021, Dawn M. Jaffray, Executive Vice President and Chief Financial Officer of United Fire Group, Inc. (the "Registrant"), notified the Registrant of her decision to resign effective October 10, 2021. There were no disagreements between the Registrant and Ms. Jaffray on any matter relating to the Company’s operations, policies or practices which led to this decision. The press release announcing the resignation of Ms. Jaffray is filed as Exhibit 99.1 to this Form 8-K.The release is furnished as Exhibit 99.1 hereto.
Appointment of Kevin W. Helbing and Randy L. Patten as Interim Co-Chief Financial Officers
On October 1, 2021, the Registrant appointed Kevin W. Helbing and Randy L. Patten as Interim Co-Chief Financial Officers. In this role, each will share oversight of the Registrant’s financial activities. Mr. Helbing, age 56, joined UFG in 2008 as a Controller and was named Assistant Vice President in 2014. Mr. Patten, age 47, joined UFG in 2012 and was appointed to his current position as Assistant Vice President and Controller after previously serving as Assistant Vice President of Finance and Investor Relations (2016-2019), and Director of SEC and Financial Reporting (2013-2016). Mr. Patten will serve as Principal Financial Officer. The Registrant has not yet determined the terms of compensation for the Interim Co-Chief Financial Officer role. The press release announcing the appointment of Mr. Helbing and Mr. Patten as Interim Co-Chief Financial Officers is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated October 4, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	October 4, 2021	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

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